                                                                   Exhibit 10.14

                                NON-RECOURSE NOTE

U.S. $990,660                                         September 27, 1999
                                                      New York, New York

      FOR VALUE RECEIVED, the undersigned, Gary E. Stevenson (the "Borrower"), hereby promises to pay to HF Holdings, Inc., a Delaware corporation (the "Company"), at the office of the Company located at 1500 South 1000 West, Logan, UT 84321, or such other place as the holder hereof may designate, in immediately available funds, the principal amount of NINE HUNDRED NINETY THOUSAND SIX HUNDRED AND SIXTY DOLLARS ($990,660) on September 26, 2009 (the "Maturity Date"), together with interest on the principal balance hereof from the date of issuance hereof through and including the Maturity Date, at the times and at the rates provided herein. The repayment of the loan evidenced by this Non-Recourse Note (the "Note") shall be subject to the terms and conditions set forth hereinbelow.

      1. Interest. Interest shall accrue on the unpaid principal balance of this Note at a rate identical to the rate of interest payable from time to time by ICON Health and Fitness, Inc. ("ICON") under the Revolving Loan portion of the Credit Agreement, dated on even date herewith, among ICON, General Electric Capital Corporation and other lenders, calculated on the basis of a 360-day year consisting of twelve 30-day months. Such interest shall be payable quarterly in cash on the first day of each December, March, June and September. All interest hereunder shall cease to accrue upon the earlier of (i) the last day of the calendar month immediately preceding the date as of which the cumulative consolidated net taxable income of the Company and its subsidiaries (computed by disregarding deductions of the Company and its subsidiaries arising from events and transactions occurring after the closing of the ICON Restructuring (as that term is referred to in the Exchange Offer and Consent Solicitation Statement, dated July 30, 1999, of the Company and ICON, as supplemented), including without limitation any extraordinary transactions, including any acquisitions, effected after the ICON Restructuring) arising on or after the date of the ICON Restructuring exceeds zero dollars ($0), and (ii) May 31, 2000, provided that the consolidated EBITDA (as that term is defined in the Credit Agreement of even date herewith among ICON, General Electric Capital Corporation and the other lenders thereunder, without regard to any amendments thereto) of ICON and its subsidiaries, for ICON's fiscal year then ended, exceeds $64 million.

      The Borrower and every endorser and guarantor hereof hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and consents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the additional release of any other party or person primarily or secondarily liable. No delay or omission on the part of the holder hereof in exercising any right hereunder shall operate as a waiver of any such right or of any other rights hereunder, nor shall any delay, omission or waiver on any one occasion be construed as a bar to or waiver of the same or any other rights on any future occasion.

      The Borrower and every endorser and guarantor hereof agree to pay on demand all costs and expenses (including reasonable attorneys' fees and disbursements) which may be incurred or paid by the holder in the collection of this Note or the enforcement of the holder's rights and remedies hereunder.

      2. Optional Prepayment. This Note may be prepaid at the option of the Borrower in whole or in part at any time and from time to time without premium or penalty. Any such prepayment on account of principal hereunder shall be recorded by the Company and endorsed on the schedule which is attached to and is part of this Note. The entries on the records of the Company (including any appearing on this Note) shall be prima facie evidence of all principal amounts outstanding hereunder.

      3. Mandatory Prepayment. The Borrower shall prepay 100% of the unpaid principal of this Note, together with any accrued and unpaid interest thereon as provided in Section 1 of this Note, upon the occurrence of a Liquidity Event, as such term is defined in the Company Stockholders Agreement, also dated as of an even date herewith.

      4. Event of Default. An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

            (a) the Borrower fails to pay any principal or interest under this Note when the same becomes due and payable; or

            (b) the Borrower fails to perform or comply with any material term or condition contained in this Note (other than nonpayment as described in clause (a) above), and such default continues for more than twenty (20) days after the Borrower has received written notice thereof from the Company; or

            (c) the Borrower makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they mature or become due, or petitions or applies for the appointment of a trustee or other custodian, liquidator or receiver of the Borrower of any substantial part of its assets, or commences any case or other proceeding relating to the Borrower or any bankruptcy, reorganization, insolvency or similar law of any jurisdiction; or any such involuntary case or proceeding shall be filed or commenced against the Borrower by any third party, and the Borrower shall indicate its approval thereof or consent thereto or such case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof; or

            (d) a decree or order is entered appointing any trustee, custodian, liquidator or receiver for the Borrower or its assets, or adjudicating the Borrower a bankrupt or insolvent, or approving a petition in any such case or proceeding, or a decree or order of relief is entered in respect of the Borrower in an involuntary case under federal or state bankruptcy laws as now or hereafter constituted.

      5.    Remedies on Event of Default.

            (a) Automatic Acceleration. If an Event of Default described in paragraph (c) or (d) of Section 4 of this Note has occurred, this Note shall thereupon automatically become immediately due and payable.

            (b) Acceleration by Declaration. If an Event of Default described in paragraph (a) or (b) of Section 4 of this Note has occurred and is continuing, the Company may at any time declare this Note to be immediately due and payable.

            (c) Effect of Acceleration. Upon this Note becoming due and payable under this Section 5, whether automatically or by declaration, this Note will forthwith mature and the entire unpaid principal amount of this Note, plus all accrued and unpaid interest thereon (to the full extent permitted by applicable law), shall be immediately due and payable.

      6. Nonrecourse. All loans made under this Note, and all interest thereon and all costs related thereto, shall be nonrecourse to the Borrower or to any other person, and the holder hereof shall have recourse only to the assets of the Borrower referred to in Section 7 hereof which are being pledged to secure the Borrower's obligations hereunder.

      7. Pledge of Collateral. As collateral security for the prompt payment of the indebtedness evidenced hereby and the performance of all obligations hereunder and all amendments and replacements hereof, the Borrower hereby agrees to pledge, assign, deliver and grant a security interest in the Collateral (as defined below) at the time of the making of the initial loan hereunder. The value of such collateral security shall be equal to at least $1,981,320 (the "Minimum Collateral Value Amount"), and shall consist of (i) common stock of the Company held by the Borrower, representing 291,700 of the Company's common stock outstanding immediately after the ICON Restructuring (the "Stock Collateral"), plus (ii) sufficient membership interests held by the Borrower in HF Investment Holdings, LLC, a Delaware limited liability company (the "Membership Interest Collateral"), such that the aggregate value of the Stock Collateral plus the Membership Interest Collateral (collectively, the "Collateral") is not less than the Minimum Collateral Value Amount. For purposes of this Note, the value of the Collateral shall be equal to such value as established at the time of the ICON Restructuring closing. The pledging of the Collateral shall be governed by a Pledge and Security Agreement, substantially in the form attached hereto as Appendix A, which shall be executed and delivered by the Borrower, together with all necessary stock certificates, executed stock powers and executed UCC-1 financing statements, as a condition to the making of the initial loan hereunder.

      This Non-Recourse Note shall take effect as a sealed instrument, shall be governed by the laws of the State of Utah and shall be binding upon the Borrower and its successors and assigns.

                                    BORROWER


                                    /s/  Gary E. Stevenson
                                    -----------------------
                                    Gary E. Stevenson

                         SCHEDULE TO NON-RECOURSE NOTE
                             OF GARY E. STEVENSON
                             TO HF HOLDINGS, INC.
                           DATED SEPTEMBER 27, 1999


                                             Remaining
                       Principal               Unpaid
Date of                 Amount                Principal          Notation
 Entry                   Paid                 Balance            Made by
-------                ---------             ----------          --------

                                 Appendix A to
                               Non-Recourse Note

                         PLEDGE AND SECURITY AGREEMENT

      This Pledge and Security Agreement (the "Agreement"), dated as of September 27, 1999, is made by Gary E. Stevenson, an individual (the "Grantor"), and HF Holdings, Inc., a Delaware corporation (the "Company").

      WHEREAS, the Grantor is the legal and beneficial owner of certain capital stock of the Company;

      WHEREAS, the Grantor is also the legal and beneficial owner of certain membership interests in HF Investment Holdings, LLC, a Delaware limited liability company ("Holdings LLC");

      WHEREAS, it is a condition precedent to the making by the Company of a loan to the Grantor under that certain $990,660 Non-Recourse Note, dated September 27, 1999 (the "Note"), made by the Grantor to the Company, that the Grantor execute and deliver a pledge and security agreement in substantially the form hereof; and

      WHEREAS, the Grantor wishes to grant pledges and security interests in the "Collateral" more particularly described hereinbelow in favor of the Company, all as herein provided.

      NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definition of Terms. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Note.

      SECTION 2. Grant of Security Interest. The Grantor hereby pledges and assigns to the Company and grants to the Company a first priority security interest in the following (the "Collateral"):

            (i) the membership interest held by such Grantor in Holdings LLC (the "LLC Interests"), as set forth in Schedule A attached hereto and incorporated herein, all rights and powers accruing to such LLC Interests, whether by contract, statute or operation of law or otherwise, all certificates (if any) representing such LLC Interests and, subject to the provisions of Section 7 hereof, all dividends, cash, instruments and other property (including, without limitation, all distributions of capital or alternative securities pursuant to any recapitalization, restructuring or dissolution of the Company) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such LLC Interests; and

            (ii) the shares of capital stock held by such Grantor in the Company (collectively, the "Grantor Stock"), also as set forth in Schedule A attached hereto and incorporated herein, all rights and powers accruing to such Grantor Stock, whether by contract, statute or operation of law or otherwise, all securities issued in exchange or substitution for such Grantor Stock, all certificates (if any) representing such Grantor Stock and, subject to the provisions of Section 7 hereof, all dividends, cash, instruments and other property (including without limitation all distributions of capital or alternative securities pursuant to any recapitalization, restructuring or dissolution of the Company) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Grantor Stock.

      SECTION 3. Security for Obligations. This Agreement and the security interest granted hereby are made in order to secure the payment and performance in full of all payment obligations of the Grantor for principal, interest and expenses arising under the Note (the "Obligations").

      SECTION 4. Delivery of Collateral. The Grantor has herewith delivered all certificates or instruments representing or evidencing the Collateral to the Company, accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Company. All additional securities or interests which may hereafter be acquired by the Grantor and become part of the Collateral shall, if certificated, also be delivered to the Company in suitable form for transfer and shall be accompanied by similar executed instruments of transfer or assignments in blank.

      SECTION 5. Representations and Warranties. The Grantor represents and warrants as follows with respect to the Collateral pledged by such Grantor pursuant to Section 2 hereof:

            (a) The Grantor has good and marketable title to, and is the legal and beneficial owner of the Collateral attributable to it as shown on Schedule A attached hereto, free and clear of any lien, security interest, option or other charge or encumbrance, except for (i) the restrictions imposed by the Holdings LLC Limited Liability Company Agreement (the "LLC Agreement"), dated as of the ICON Restructuring closing, (ii) the Company Stockholders Agreement (the "Stockholders Agreement"), also dated as of the ICON Restructuring closing, and
(iii) the security interests created by this Agreement.

            (b) The pledge and assignment of the Collateral to the Company pursuant to this Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations. Upon the filing of appropriate financing statements describing the LLC Interests, such security interest will be a perfected first priority security interest as to the LLC Interests. Upon the delivery of the share certificates representing the Grantor Stock, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed in blank by the

Grantor, such security interest will be a perfected first priority security interest as to the Grantor Stock.

            (c) No authorization, consent, approval, or other action by, and no notice to or filing with any person, including, without limitation, any governmental authority or regulatory body, is required for (i) the execution and delivery of, and performance of its obligations under, this Agreement by the Grantor (except such authorizations, consents, approvals, actions, notices or filings which have already been obtained).

            (d) The Grantor has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to pledge and grant a security interest in the Collateral pursuant to this Agreement, and the execution, delivery and performance hereof and the pledge and assignment of a security interest in the Collateral hereunder do not contravene any law, rule or regulation applicable to Grantor, or constitute a violation or breach of any judgment, decree, contract, agreement or instrument to which the Grantor is a party or by which it or any of its properties is bound.

            (e) This Agreement is the legal, valid and binding obligation of the Grantor enforceable against the Grantor in accordance with its terms, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors, equitable principles, and, with respect to the availability of remedy of specific enforcement, subject to the discretion of the court before which proceedings therefor may be brought.

            (f) The principal residence of the Grantor is set forth on the signature page hereto. Grantor will not change the address of its principal place of residence, unless Grantor has given written notice of any such alteration or change to the Company no less than ten (10) business days prior thereto.

      SECTION 6. Further Assurances. The Grantor agrees that at any time and from time to time it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary, or that the Company may reasonably request, in order to defend the right, title and security interest of the Company against the claims and demands of others, to perfect and protect any security interest granted or purported to be granted hereby or to enable the Company to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

      SECTION 7. Voting Rights; Dividends; Etc.

            (a) So long as no Event of Default under the Note shall have occurred and be continuing:

                (i) The Grantor shall be entitled to exercise any and all voting and other consensual rights (including without limitation all powers of consent, approval, designation and removal) pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Note.

               (ii) The Company shall execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling it to exercise the voting and other rights which the Grantor is entitled to exercise pursuant to paragraph (i) above.

              (iii) The Grantor shall be entitled to receive, retain and distribute all regularly scheduled periodic cash dividends on the Grantor Stock (including without limitation any portion thereof received by Holdings LLC and distributed thereunder) and all regularly scheduled periodic cash distributions on the LLC Interests, and, with respect to all other cash dividends or other cash distributions upon the Collateral at any time (including without limitation any portion thereof received by Holdings LLC and distributed thereunder), Grantor shall be entitled to receive, retain and distribute only such amount thereof as is necessary to pay any federal, state or local taxes of any kind required by law to be paid by the Grantor thereon and the remainder thereof, together with all other dividends or other distributions, shall remain as part of the Collateral pursuant to Section 2 hereof.

            (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Grantor to exercise the voting and other consensual rights (including without limitation all powers of consent, approval, designation and removal) and to receive dividends or distributions which such Grantor would otherwise be entitled to exercise or receive pursuant to paragraph
(a) above shall cease upon written notice from the Company, and all such rights shall thereupon become vested in the Company who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive dividends or distributions.

      SECTION 8. Transfers and Other Liens. The Grantor agrees that it will not
(i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (ii) create or suffer to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person, except as provided in the LLC Agreement and Stockholders Agreement and except for the security interests created under this Agreement.

      SECTION 9. Company Appointed Attorney-in-Fact. The Grantor hereby appoints the Company as its attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Company's discretion, to take any action and to execute any instrument which the Company may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to the Grantor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same; provided, however, that the Company shall not have the right to exercise its power under this
Section 9 until the occurrence and continuance of an Event of Default.

      SECTION 10. Company May Perform. If a Grantor fails to perform any agreement contained herein within the time provided, the Company may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Company incurred in connection therewith shall be payable by the Grantor under Section 13.

      SECTION 11. Reasonable Care. The Company shall exercise reasonable care in the custody and preservation of the Collateral in its possession or control, it being understood that the Company shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Company has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. It is agreed that, subject to the foregoing, the Company shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Company exercises the same care that it exercises with respect to its own property.

      SECTION 12. Remedies upon Event of Default. If any Event of Default shall have occurred and be continuing:

            (a) The Company may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code as adopted and in effect in Utah (the "Code"), and, to the extent permitted by law, the Company may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Company's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as are commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Company shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. At any such sale, the Company may, to the extent permitted by the Code or other applicable law, itself purchase all or any of the Collateral. The Company may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Company in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Company, be held by the Company as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Company pursuant to Section 13) in whole or in part by the Company against, all or any part of the Obligations in such order as the Company shall elect, to the extent permitted by law. Any surplus of such cash or cash proceeds held by the Company and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to such other persons as may be lawfully entitled to receive such surplus.

      SECTION 13. Expenses. The Grantor will upon demand pay to the Company the amount of any and all reasonable expenses, including the reasonable fees and expenses of the Company's counsel and of any experts and agents, which the Company may incur in connection with (i) the administration of this Agreement,
(ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Company hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

      SECTION 14. Security Interest Absolute. All rights of the Company and security interests hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

            (i) any lack of validity or enforceability of the Note or any other agreement or instrument relating thereto;

            (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations under the Note, or any other amendment or waiver of or any consent to any departure from the Note;

            (iii) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

            (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party guarantor.

      SECTION 15. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Grantor herefrom, shall be effective unless the same shall be in writing and signed by the Company, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 16. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including communication by telecopier) and shall be mailed, telecopied or delivered, at the respective addresses set forth on the signature page hereto, or in any case at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this section. All such notices and other communications shall be effective (i) three (3) days after being deposited in the mails, (ii) when delivered by telecopier (upon electronic confirmation of receipt thereof) or by hand, or (iii) one (1) business day after sending by overnight delivery service, addressed as aforesaid.

      SECTION 17. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible cash payment in full of the all obligations,
(ii) be binding upon the Grantor and its successors and assigns, and (iii) inure to the benefit of the Company and its respective successors, transferees and assigns. Upon the cash payment in full of the Obligations, the Grantor shall be entitled to the return, upon its request, of such of the Collateral pledged by the Grantor as shall not have been sold or otherwise applied pursuant to the terms hereof.

      SECTION 18. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah, without giving effect to the conflicts of laws principles thereof. EACH PARTY HERETO FOR ITSELF AND ITS PROPERTIES, HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF UTAH FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR WITH RESPECT TO THIS AGREEMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS IT MAY HAVE AS TO VENUE IN SUCH COURTS. THE GRANTOR ALSO HEREBY INTENTIONALLY AND KNOWINGLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED ARISING OUT OF THIS AGREEMENT. Unless otherwise defined herein or in the Loan Agreement, terms defined in Articles 8 and 9 of the Code are used herein as therein defined.

                                 * * * * * * *

                        PLEDGE AND SECURITY AGREEMENT

                                Signature Page

     IN WITNESS WHEREOF, the Grantor and the Company have each executed and delivered this Agreement as an instrument under seal as of the date first above written.

Address:                          GRANTOR:

370 Abbey Lane
Providence, UT  84332
                                  /s/ Gary E. Stevenson
                                  ----------------------------
                                  Name: Gary E. Stevenson


Address:                          HF HOLDINGS, INC.

1500 South 1000 West
Logan, UT  84321

                                  By: /s/ S. Fred Beck
                                     ------------------------
                                     Name/Title: S. Fred Beck
                                                 CFO, Vice President & Treasurer

                                  SCHEDULE A
                                      TO
                         PLEDGE AND SECURITY AGREEMENT

Description of membership interest in Holdings LLC pledged hereunder:

            2,807.09 Units

Description of capital stock of the Company pledged hereunder:

            291,700 shares of Common Stock


                                    S-2